Fair Value Measurements	9 Months Ended
Sep. 30, 2016
Fair Value Disclosures [Abstract]
Fair Value Measurements

Note 7. Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A hierarchy has been established for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available.

Observable inputs are inputs that are developed using market data, such as publicly available information about actual events or transactions, and that reflect the assumptions that market participants would use when pricing the asset or liability. Unobservable inputs are inputs for which market data are not available and that are developed using the best information available about the assumptions that market participants would use when pricing the asset or liability.

The fair value hierarchy is categorized into three Levels. Level 1 inputs are quoted prices (unadjusted) in active markets for identical assets or liabilities that the reporting entity can access at the measurement date. Level 2 inputs include inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly.

Level 3 inputs are unobservable inputs for the asset or liability. The fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1 inputs) and the lowest priority to unobservable inputs (Level 3 inputs). Categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement.

Financial instruments measured at fair value

The following tables summarize the Company’s financial assets and liabilities that are carried at fair value on a recurring basis, by fair value hierarchy, in its consolidated balance sheets:

	September 30, 2016
	(U.S. $ in thousands)
	Level 2	Level 3	Total
Assets:
Foreign exchange forward contracts not
designated as hedging instruments	$298	$-	$298
Foreign exchange forward contracts
designated as hedging instruments	322	-	322

Liabilities:
Foreign exchange forward contracts not
designated as hedging instruments	(295)	-	(295)
Foreign exchange forward contracts
designated as hedging instruments	(2)	-	(2)
Obligations in connection with acquisitions	-	(3,607)	(3,607)
	$323	$(3,607)	$(3,284)

	December 31, 2015
	(U.S. $ in thousands)
	Level 2	Level 3	Total
Assets:
Foreign exchange forward contracts not
designated as hedging instruments	$866	$-	$866
Foreign exchange forward contracts
designated as hedging instruments	23	-	23

Liabilities:
Foreign exchange forward contracts not
designated as hedging instruments	(432)	-	(432)
Foreign exchange forward contracts
designated as hedging instruments	(131)	-	(131)
Obligations in connection with acquisitions	-	(6,991)	(6,991)
	$326	$(6,991)	$(6,665)

The Company’s foreign exchange forward contracts are classified as Level 2, as they are not actively traded and are valued using pricing models that use observable market inputs, including interest rate curves and both forward and spot prices for currencies (Level 2 inputs).

Other financial instruments consist mainly of cash and cash equivalents, short-term bank deposits, current and non-current receivables, net investment in sales-type leases, accounts payable and other current liabilities. The fair value of these financial instruments approximates their carrying values.

Other fair value disclosures

The following table is a reconciliation of the changes for those financial liabilities where fair value measurements are estimated utilizing Level 3 inputs, which consist of obligations in connection with acquisitions:

	Nine months ended	Year ended
	September 30, 2016	December 31, 2015
	(U.S. $ in thousands)
Fair value at the beginning of the period	$6,991	$35,656
Settlements	(3,500)	(4,994)
Change in fair value recognized in earnings	116	(23,671)
Fair value at the end of the period	$3,607	$6,991

The Company’s obligations in connection with acquisitions as of September 30, 2016 are related to the deferred payments for the Company’s acquisition of Solid Concepts Inc. (the “Solid Concepts transaction”). As part of the Solid Concepts transaction, which was completed in July 2014, the Company is obligated to pay additional deferred payments in three separate annual installments after the Solid Concepts transaction date (“deferred payments”). Subject to certain requirements for cash payments, the Company retains the discretion to settle the deferred payments in its shares, cash or any combination of the two. The deferred payments are also subject to certain adjustments based on the Company’s share price. During the third quarter of 2016, the Company issued 152,633 ordinary shares valued at $3.1 million and paid cash of $0.4 million to settle the second annual installment of the deferred payments. During the third quarter of 2015, the Company issued 118,789 ordinary shares valued at $4.1 million and paid cash of $0.9 million to settle the first annual installment of the deferred payments.

The deferred payments are recognized as liabilities at fair value in the Company’s consolidated balance sheets and are classified as short-term and long-term obligations in connection with acquisitions. The fair value of the deferred payments was determined based on the closing market price of the Company’s ordinary shares on the Solid Concepts transaction date, adjusted to reflect a discount for lack of marketability for the applicable periods. The discount for lack of marketability was calculated based on the historical volatility of the Company’s share price and thus represents a Level 3 measurement within the fair value hierarchy. As of September 30, 2016, the fair value of the remaining deferred payments was $3.6 million. As of September 30, 2016, the total amount of the remaining deferred payments, which does not reflect a discount for lack of marketability, was approximately $4.1 million, based on the Company’s share price as of that date.

The fair value of the deferred payments is primarily linked to the Company’s share price. An increase of 10% in the Company’s share price as of September 30, 2016 would have increased the fair value of the remaining deferred payments by $0.4 million.

In addition, changes in Level 3 inputs that were used in the fair value calculation might change the fair value of the deferred payments. A decrease of 10% in the Company’s share price volatility used in the calculation for discount for lack of marketability as of September 30, 2016 would have increased the fair value of the Company’s deferred payments liability by approximately $0.1 million.

With respect to the fair-value revaluations of the deferred payments, the Company recorded gains of $0.02 million and $3.0 million for the three-month periods ended September 30, 2016 and 2015, respectively, and a loss of $0.1 million and a gain of $23.0 million, for the nine-month periods ended September 30, 2016 and 2015, respectively. Such fair-value revaluations are presented under change in fair value of obligations in connection with acquisitions in the Company’s consolidated statements of operations and comprehensive loss.